grant thornton llp
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REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Management of Tricolor Auto Acceptance, LLC, Tricolor Auto Securitization 2025-1, J.P. Morgan Securities LLC, and Barclays Capital Inc.:

We have performed the procedures enumerated below, on certain information with respect to attributes of Tricolor Auto Acceptance, LLC’s (the “Company”) automobile receivables as of January 31, 2025 (the “Subject Matter”) related to Tricolor Auto Securitization 2025-1’s (the “Issuer”) issuance of certain classes of Notes (the “Securitization Transaction”). The Company’s management is responsible for the Data File (as defined herein) accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer, J.P. Morgan Securities LLC (“JPM”), and Barclays Capital Inc. (“Barclays” and together with the Company, Issuer, and JPM, the “Specified Parties”) have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the intended purpose for which this report has been requested or for any other purpose.

The procedures we performed on the automobile receivables and our findings are as described herein.

For the purposes of our procedures, we were instructed by the Company that:

(i)	differences of less than $1.00, 0.01 (numbers and years) or 0.01%, as applicable, were deemed to be in agreement.

(ii)	differences in the “Current Maturity Date” characteristic that are less than or equal to 30 days were deemed to be in agreement.

(iii)	differences in the “Original Term (in Months)” characteristic that are less than or equal to one month were deemed to be in agreement.

Unless otherwise indicated, the following are defined for the purposes of our procedures:

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the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding

GT.COM	Grant Thornton LLP is a U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

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the phrase “recomputed” or “recomputation” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Data File as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted.  If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

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the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents include the Contract, Title Certificate, Credit Application, Credit Bureau Report, Agreement to Provide Insurance (collectively, the “Credit File”), and the Company’s internal system.

Due diligence agreed-upon procedures

A. Data File Agreed-Upon Procedures

On February 12, 2025, and with updates through February 14, 2025, the Company provided us with a computer readable data file (the “Data File”) containing certain characteristics of the automobile receivables included in the Securitization Transaction. We performed the procedures indicated below on the automobile receivables.

Grant Thornton selected, on a random basis, 150 automobile receivables (the “Sample Receivables”). For each of the Sample Receivables, we performed comparisons and/or recomputations for certain characteristics in the Data File (as identified in Exhibit 1) to certain available Source Documents.

Exhibit 1

Characteristics:

	Characteristic	Source Documents
1	Account Number	Credit File
2	Vehicle Identification Number (“VIN”)	Credit File
3	Original Amount Financed	Credit File
4	Original Term (in Months)	Internal System
5	New or Used Vehicle	Credit File
6	Obligor State of Residence	Credit File
7	Current Maturity Date	Credit File
8	Current Interest Rate	Credit File
9	Car Make	Credit File
10	Original FICO Score	Internal System

For “Original Amount Financed”, we were instructed by the Company to exclude total sales tax for any Texas originated loans.

For Characteristics 1 through 10, we compared and agreed the information in the Data File to the Source Documents.

We noted no discrepancies between the Data File and the Source Documents.

B. Documentation Agreed-Upon Procedures

For each of the Sample Receivables, we observed the existence of the following:

–	a Title Certificate (as defined above);

–	the security interest of the Company is indicated on a Title Certificate;

–	a Credit Application;

–	a Credit Report for the borrower and co-borrower (if applicable);

–	a Truth-in-Lending Disclosure Statement; and

–
the Agreement to Provide Insurance, Verification of Insurance, Policy Declaration, Certificate of Insurance, Insurance Identification Card, Insurance Verification Request, Insurance Application, Binder of Insurance, Proof of Insurance, Lien Holder Service Center Summary or other related correspondence (collectively, the “Agreement to Provide Insurance”).

We noted no discrepancies in documentation.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

●	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements;

●	Addressing the value of collateral securing any such assets being securitized;

●	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations;

●	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”);

●
Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions, including but not limited to, whether the characteristics have implications on the future performance of the assets, underwritten value of the assets, credit quality of the assets, likelihood of return to investors or any other implications related to the assets or the related asset-backed securities;

●	Forming any conclusions; and

●	Any other terms or requirements of the transaction that do not appear in this report.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

/s/ GRANT THORNTON LLP

Dallas, Texas
February 28, 2025